Bank Loans (Details) - Schedule of Repayment for the Bank Loans $ in Thousands	Mar. 31, 2024 USD ($)
Schedule of Repayment for the Bank Loans [Abstract]
2025	$ 399,706
2026	1,227,096
2027	817,141
2028	830,991
Total	$ 3,274,934